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                                  EXHIBIT 10.1

                                            [Raymond Chabot Grant Thornton Logo]

                        INDEPENDENT ACCOUNTANTS' CONSENT

    We consent to the use in this Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the year ended November 24, 2001 of Novamerican Steel Inc. on Form 20-F of our report dated December 14, 2001, accompanying the Consolidated Financial Statements and Schedule II of the Company appearing in this Annual Report.

    We also consent to the reference to us under the heading "Item 3 Key Information--Selected Financial Data" in such Annual Report.

/s/ RAYMOND CHABOT GRANT THORNTON

Chartered Accountants
General Partnership

Montreal, Canada
February 20, 2002